SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: October 28, 2003
(Date of earliest event reported)

Commission File No.: 333-98129

                    Wells Fargo Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                             21703
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Address of principal executive offices                        (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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         (Former name, former address and former fiscal year, if changed since last report)

ITEM 5. Other Events

      Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by UBS Investment Bank which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits

      (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                        Description
-----------                                        -----------
     (99)                                          Collateral Term Sheets
                                                   prepared by UBS Investment
                                                   Bank in connection with
                                                   Wells Fargo Asset Securities
                                                   Corporation, Mortgage
                                                   Pass-Through Certificates,
                                                   Series 2003-16

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   WELLS FARGO ASSET SECURITIES
                                                     CORPORATION


October 28, 2003

                                                   By:     /s/ Alan S. McKenney
                                                          ----------------------
                                                          Alan S. McKenney
                                                          Vice President

                                INDEX TO EXHIBITS

                                                               Paper (P) or
Exhibit No.            Description                             Electronic (E)
-----------            -----------                             --------------

   (99)                Collateral Term Sheets                        E
                       prepared by UBS Investment
                       Bank in connection with
                       Wells Fargo Asset Securities
                       Corporation, Mortgage
                       Pass-Through Certificates,
                       Series 2003-16